UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2020, Generex Biotechnology Corporation and its majority owned subsidiary NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) signed a Distribution and Licensing Agreement (the “Agreement”) with Bintai Healthcare SDN BHD, a subsidiary of Bintai Kinden Corporation Berhad of Malaysia (“Bintai”) for the exclusive rights to distribute, sell, develop and commercialize the Generex Ii-Key-SARS-CoV-2 coronavirus vaccine (the “Vaccine”) in Malaysia and South East Asia countries, with right of first refusal to commercialize the Vaccine within New Zealand, Australia and the Global Halal markets (the “Territory”). The Agreement, among other things, consists of Bintai providing 100% funding for U.S. clinical development, manufacturing and commercial registration of the Vaccine for the Territory and paying Generex the following fees:

a.	$2,625,000 – Pre-Commercialization Stage Fees (inclusive for intellectual property rights, regulatory fees, and legal fees)
b.	$10,000,000 – Commercialization Stage Fees
c.	Other fees are outlined in the Agreement

This Current Report contains summaries of the material terms of the Agreement. The summary of the Agreement contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

A copy of the Agreement signed October 5, 2020, is filed as Exhibit 99.1 to this Current Report.

On October 7, 2020, Generex issued a press release announcing the Agreement with Bintai as described above, a copy of which is filed as Exhibit 99.2 to this Current Report.

Ii-Key Platform Overview

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 in a highly specific manner to ensure safety. Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

About Bintai Kinden

With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South-East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services.

Looking beyond today’s frontiers, Bintai Kinden is confident that it has the resources, technical expertise and progressive mindset to consolidate its position globally. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Distribution and Licensing Agreement signed October 5, 2020
99.2	Press Release dated October 7, 2020

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CONFIDENTIAL

DATED THIS DAY OF 05 OCT 2020

BETWEEN

GENEREX BIOTECHNOLOGY CORPORATION

("GENEREX")

AND

NUGENEREX IMMUNO-ONCOLOGY, INC.

(''NUGENEREX")

AND

BINTAI HEALTHCARE SDN BHD ("BHSB")

*******************************************************

DISTRIBUTION AND LICENSING AGREEMENT

*******************************************************

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AGREEMENT

This Agreement (the "Agreement") effective as of the _ _ _ _ _ _ _2020 (the "Effective Date")

Between

Generex Biotechnology Corporation, a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 ("Generex").

And

NuGenerex Immuno-Oncology, Inc. a majority owned subsidiary of Generex Biotechnology Corporation, each a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 ("NuGenerex")

And

Bintai Healthcare Sdn Bhd (Company No. 384306P), a subsidiary of Bintai K.inden Corporation Berhad and incorporated in Malaysia under the Companies Act 2016 and having its business address at 3-2-8 Kompleks Kantonmen Prima, No. 698, Jalan Ipoh, 51200 Kuala Lumpur, Malaysia (hereinafter referred to as "BHSB").

["Generex", "NuGenerex" and "BHSB" may each be referred to herein individually as a "Party" and collectively as the "Parties."] RECITALS:

1. WHEREAS, NuGenerex is a majority owned company by Generex and Generex is a public biotechnology company managed by the Executive Management and governed by the Board of Directors (the "Board");

2. WHEREAS, the Executive Management is responsible for all matters relating to patent administration and technology transfer applicable to Generex and NuGererex, and is expressly authorized to negotiate and execute this Agreement;

3. WHEREAS, NuGenerex is the owner of certain patent rights, other intellectual property rights, know-how and other proprietary rights as stated in the Exhibit A (hereinafter referred to as the"Vaccine Platform");

4. WHEREAS, NuGenerex desires to grant to BHSB the exclusive right to distribute, sell and commercialize the Covid-19 Vaccine derived from the Vaccine Platform that BHSB may purchase and/or license from Generex for the specific areas outline herein.;

5. WHEREAS, Generex and NuGenerex desire to research and develop a Covid-19 vaccine ("Vaccine") and requires and desires financial support to carry out the necessary research and development towards production of the Vaccine; and

6. WHEREAS, the Parties wish to enter into this Agreement to enable BHSB to initially acquire the rights to distribute, sell and commercialize the Covid-19 Vaccine derived

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from the Vaccine Platform and subsequently have the first right of refusal to manufacture the said Vaccine after full approval of the FDA and the Malaysian Authorities.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS

For the purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

(a) references to ''Articles," "Sections" and other subdivisions, and to"Exhibits," shall refer to articles, sections, subdivisions and exhibits of this Agreement, unless specified to be referring to another agreement between the Parties;

(b) the use of the term "including" shall mean"including without limitation";

(c)  the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular provision; and

(d)   the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings: ·

1.1 Approved Sale

With respect to a licensed product and a country, the sale of such licensed product for human pharmaceutical use in the Territory.

1.2 Confidential Information

Any and all non-public information that is disclosed bya Party (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with this Agreement. For the sake of clarity, the Parties acknowledge that a Disclosing Party may or may not be the owner of such disclosed information (for example, if one Party discloses to the other Party any Confidential Information that is jointly owned hereunder, such disclosure does not render such Confidential Information solely owned by the Disclosing Paity, but such info_rmation remains Confidential Information). Notwithstanding the foregoing, Confidential Information shall not include any part of such information that:

1.2.1 Was already known to the Receiving Party without access to or use of Confidential Inf01mation of the Disclosing Party, as evidenced by the Receiving Party's written records;

1.2.2 was generally available to the public or was otherwise part of the public domain at the time of disclosure hereunder to the Receiving Party;

1.2.3 Became generally available to the public or otherwise becomes part of the public domain after disclosure hereunder to the Receiving Party, and other than through any act or omission of the Receiving Party in breach of this Agreement;

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1.2.4 Was subsequently lawfully disclosed to the Receiving Party by a third party on a non-confidential basis, other than in breach of a confidentiality obligation of such third party to the Disclosing Party or any other third party; or

1.2.5 Was developed or discovered by the Receiving Party or its Affiliates without access to or use of Confidential Information of the Disclosing Party, as evidenced by the written records or communications of either Party.

1.3 Control(s) or Controlled

With respect to any (a) item of information, including research information and, technical information, or (b) intellectual property right, the possession (whether by ownership, license or otherwise, but other than pursuant to this Agreement) by a Party of the lawful and contractual ability to disclose to the other Party, or to grant to the other Party access and/or a license to or under, such item of information or intellectual property right within the scope of this Agreement, without the obligation to pay royalties or other consideration to any third party.

1.4 Dollars

United States Dollars, or the lawful currency of the United States of America.

1.5 Governmental Authorization

Any consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any law, regulation, or ordinance.

1.6 Governmental Body Any:

1.6.1 federal, state, local, municipal, foreign or other government;

1.6.2 governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

1.6.3 multinational organization or body;

1.6.4 body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

1.6.5 official of any of the foregoing.

1.7 Compound

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Any and all compounds included in the Ii-Key-SARS-CoV-2 vaccine series that are owned or Controlled by Generex and it is hereby agreed that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine derived from the Vaccine Platform.

1.8 Licensed Patent Rights

(a) Any and all patents applications pertaining to the Compound and those set forth in Exhibit A attached hereto;

(b) any and all other patents and patent applications owned or Controlled by Generex pertaining to the Compound anywhere in the Te1Titory, as of the Effective Date or at any time during the term of this Agreement, containing one or more claims to, or otherwise covering, any Compound;

(c) including any and all renewals, divisions, continuations and continuations-in-part of any of the foregoing, any and all patents issuing thereon, and any reissues, reexamination, extensions, substitutions, confirmations, registrations, revalidations, revisions and additions of or to such patents, and any and all foreign counterparts anywhere in the Territory pertaining to the Compound; and

(d) Parties agree that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine for worldwide application.

1.9 Product

Any and all products (a) containing a Compound; (b) covered by Licensed Patent Rights; and/or (c) using, incorporating, practicing and/or exploiting Licensed Know How. Parties agree that Generex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine acquired under the Vaccine Platform.

1.10 MAA

For the Malaysian market, BHSB as the Marketing Authorization Holder ("MAH') for the Products in Malaysia, will then make a Marketing Authorization Application or other application filed with the Malaysian Ministiy of Health.

For the related Territories, BHSB or its approved counterparts will make a similar application with the relevant Regulatory Authority in any country or territory.

1.11 NDA

A New Drug Application filed with the Food and Drug Administi·ation of the United States ("USA") or any successor agency thereto ("FDA") or the MalaysianMinistry of Health. Parties agree that the Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine. Only after Generex/NuGenerex has obtained the Full FDA approvals, BHSB shall be responsible for all requirements of Malaysian Ministry of Health.

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1.12 Commercial Strategy

For commercial viability reasons, the Product shall be introduced in Malaysia and its governing territories ("collectively the Territory") in 3 Stages.

For Stage 1 and Stage 2, Generex is to grant exclusive distribution/commercial rights to BHSB for the Territory, and on first right of refusal terms for the Australia, New Zealand and global Halal markets.

The cost of Distribution rights shall include the royalties payable for Stage 1 and Stage 2 is to be included in the CIF KLIA prices.

BHSB plans to introduce the Vaccine into Malaysia commercially in 3 stages as follow:

Stage 1: Full import in Naked Vial

• After Generex/NuGenerex have received the full FDA approval on the vaccine and provide full documentation to BHSB, BHSB will commence the submission process to National Pharmaceutical Regulatory Agency ("NPRA") for pre submission meeting;

• As part of the submission, BHSB are required to submit 50-100 samples to the Institute of Medical Research ("IMR") for testing and evaluation. These samples are to be provided by Generex/NuGenerex;

• BHSB will be purchasing the Vaccine in Naked Vial form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing, etc;

• After the Vaccine have arrived at the KLIA airport, batch testing will be performed. Subsequently, the Vaccine in Naked Vial form will be delivered to facility sites for labeling and packaging;

• BHSB do not envisage any independent research and further research at this stage. The full FDA Approval granted to Generex/NuGenerex shall meet all requirements byNPRA.

Stage 2 : Fill and Finish

• BHSB will be importing the Vaccine in bulk quantities. Upon arrival of the Vaccine at the KLIA airport, the Vaccine will be delivered to facility sites for bottling and Local labeling;

• BHSB will be purchasing the Vaccine in bulk quantities form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing;

• After the bottling and labeling is done, it will be delivered to end users;

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• To get NPRA approval, BHSB will perform the relevant test as required by MOH to compare the fill & finish product against original product from manufacturer.

• BHSB do not intend to conduct any independent research and further research at this stage except for any testing required by MOH.

Stage 3 : Local Manufacturing

• Local manufacturing cost including plant cost cannot be determined at this moment as the market size and other factors are difficult to determine.

• We will consider commencing Local manufacturing when the market expands that warrants us to manufacture it commercially, we will consider obtaining full licensing rights from Generex/NuGenerex and to provide full licensing rights to BHSB for the Territory and its markets.

1.13 Person

An individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

1.14 Phase I Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.15 Phase II Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.16 Phase III Clinical Study

This scope to be performed by Generex/NuGenerex. Generex/NuGeneerx shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

1.17 Pivotal Trial

This scope to be performed by Generex/NuGenerex. Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

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1.18 Regulatory Approval

Generex/NuGenerex shall be obliged to secure all necessary documents including all permits, consents and approvals for the full approval from the FDA for the said vaccine.

The approval or authorization (including the approval of an NDA, where applicable) by any Regulatory Authority in a country of the Territory that is necessary for the import, distribution, marketing, promotion, and sale of Product(s) in such country shall be undertaken by BHSB or its appointed counterpart.

1.19 Regulatory Authority

Gener.ex/NuGenerex will secure and make available the necessary documentation after obtaining approval from FDA and also provide the approvals to allow BHSB to take steps to secure the necessary approvals in Malaysia.

Any national (e.g., the FDA in the United States or the Ministry of Health in Malaysia) or supra-national (e.g., the EMEA) Governmental Body authorized and empowered to grant Regulatory Approval for the Licensed Product.

1.20 Appointment of BHSB's Counterparts

BHSB is at liberty to appoint any counterparty as it deems necessary in the Territory as defined herein in order to sell, distribute, and/or commercially exploit the Vaccine purchased from Generex/NuGenerex by BHSB. BHSB will exercise due diligence and care in the appointment of any counterparty.

1.21 Technical Information

All information (including all Confidential Information of Licensor, data, materials, devices, formulas, drawings, samples, processes, designs, info1mation contained in laboratory notebooks and records, process information, clinical protocols and results, and other information and know-how) pertaining to the isolation, identification, synthesis, manufacture or use of the Compound, a research invention and/or a licensed product (but expressly excluding information related to any active pharmaceutical ingredient in a combination product that is not itself a licensed product) in the field (a) that is owned or Controlled by Licensor as of the Effective Date; or (b) that Licensor comes to own or Control at any time during the term of this Agreement independent from, and not in connection with or in the course of performing under this Agreement. The term "Technical Information" shall expressly exclude research information.

1.22 Territory

The Parties hereby agree that BHSB is given total and complete exclusive rights to sell, distribute, or any other manner commercially exploit and deal with the Vaccine in Malaysia and South East Asia countries ("Territ01y").

Whereas the Parties further agrees that BHSB will have the right of first refusal to commercialize the Vaccine within New Zealand, Australia and the Global Halal

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markets. The offer to be made by Generex to BHSB for this purpose must be reasonable and commercially viable.

2. RIGHT TO PURCHASE AND DISTRIBUTE STAGE 1 AND STAGE 2 UNDER CLAUSE 1.12

2.1 Upon approval by the FDA of the Vaccine and the relevant Malaysian Authorities, BHSB will be purchasing the Vaccine in Naked Vial form from Generex/NuGenerex in batches based on CIF KLIA price. This price will include all royalties, distribution/licensing.

2.2 At a later stage subject to the quantities being viable, BHSB will be purchasing the Vaccine in bulk quantities from Generex/NuGenerex in batches based on CIF KUA price. The costs of purchase of bulk quantities will be determined at a later stage. This price will include all royalties, distribution/licensing.

3. LICENSE AND SUBLICENSES

3.1 Exclusive Manufacturing Rights Granted to BHSB

In the event the market size is significantly large and it makes commercially viable and financially appropriate sense to carry out local manufacturing, the parties will enter into a manufacturing agreement, the terms of which will be determined at that appropriate stage.

3.2 Diligence Obligations

Stage 1 and Stage 2, Generex/NuGenerex is to grant distribution/commercialization rights to BHSB for the Territory, and on first right of refusal for the Australia, New Zealand and global Halal markets.

Generex's Obligations

Parties agree that Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine application.

Only after Generex/NuGenerex has obtained the Full FDA approvals application, BHSB shall be responsible for all requirements of Malaysian Ministry of Health.

Generex/NuGenerex shall supply the Vaccine to BHSB for Stage 1 (Naked Vial fo1m) and Stage 2 (Bulk Quantities).

3.3 Reservation of Rights

The Parties agree that save for those expressly set out herein, reserves all rights not expressly granted in this Agreement, and no rights or distribution rights/licenses are granted in this Agreement, whether by implication, estoppel or otherwise.

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4. PAYMENTS

In consideration for the IP rights, commercialization rights, distribution rights, licensing rights and other rights granted by Generex/NuGenerex to BHSB under this Agreement, BHSB shall make payable a sum of USD$2,625,000.00 for pre commercialization stage (inclusive for intellectual property rights, regulatory fees and legal fees), USD$10,000,000.00 for commercialization stages.

Parties agree that a sum of Two Million Dollars (USD$ 2,000,000.00) shall be paid by

,BHSB to Generex upon execution of this Agreement and the balance of USD$625,000.00 shall be paid prior to the commercialization stage. Parties agree that

\ipon commencement of the commercialization stage, the USD$ 10,000,000.00shall be promptly paid by BHSB to Generex.

Generex agrees to provide official confirmation in writing within 24 hours after payment is received by Generex.

The Parties hereby agree that a sum ofUSD$ 2,000,000.00 paid by BHSB to Generex is not a deposit and cannot be forfeited in any manner and is to be treated as an advance payment towards receiving the Vaccine in the event Generex meets and complies with the requirements of the FDA.

In the event Generex/NuGenerex fails to secure the necessary FDA approvals within 6 months or within an approved reasonable amount of time thereafter, from the execution of this agreements and subsequently upon the request of BHSB, Generex shall reimburse BHSB the USD$ 2,000,000.00 advance within 30 days upon demand from BHSB.

The Parties hereby agree that BHSB is given total and complete exclusive rights to sell, distribute, or any other manner commercially exploit and deal with the Vaccine in the Territory.

Whereas the Parties further agrees that BHSB will have the right of first refusal to commercially exploit the vaccine within New Zealand, Australia and the Global Halal markets. The offer to be made by Generex to BHSB for this purpose must be reasonable and commercially viable.

5. CONFIDENTIALITY & PUBLICATION

5.1 Confidential Information

Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, each Party shall treat Confidential Information of the other Party in accordance with that certain Confidential Disclosure Agreement by and among the Parties (the "CDA").

5.2 Permitted Disclosures

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CONFIDENTIAL

Any Party may disclose Confidential Information to the extent such disclosure is reasonably necessary to:

5.2.1 file or prosecute patent applications, or in connection with patent interferences or patent opposition, as contemplated by this Agreement;

5.2.2 prosecute or defend litigation, as contemplated by this Agreement

5.2.3 file documents required by applicable law, including filings with the U.S. Securities and Exchange Commission or BURSA Malaysia and comparable. governmental agencies applicable to the Parties, with tax authorities, and with Regulatory Authorities as contemplated by this Agreement; and

5.2.4 otherwise comply with applicable governmental laws and regulations, court orders and legal requirements.

5.3 Survival

The· foregoing restrictions and obligations imposed by this Section 5 shall survive expiration or termination of this Agreement for whatever reason.

6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties ofBHSB

BHSB hereby represents and warrants to Generex and NuGenerex, as of the Effective Date, that:

6.1.1 It has the right, power and authority to enter into this Agreement and to perform its obligations hereunder.

6.1.2 This Agreement has been duly executed and delivered by BHSB, and is a legal, valid and binding obligation enforceable against BHSB in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles.

6.1.3 The execution, delivery and performance of this Agreemen,t and the rights granted hereunder, do not conflict with, violate or breach any agreement to which BHSB is a party, and there are no agreements, assignments or encumbrances of BHSB that are inconsistent with the provisions of this Agreement.

6.1.4 The execution and delivery by BHSB of this Agreement and the performance by BHSB of the obligations under this Agreement require no governmental or regulatory approvals to be obtained on the part of BHSB, or, if required, has obtained or will have obtained such approvals.

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6.2 Representations, Warranties and Covenants of Generex and NuGenerex

Generex and NuGenerex hereby represents, warrants and covenants to BHSB, as of the Effective Date, that:

6.2.1 The Board of Generex and NuGenerex had granted Generex and NuGenerex all requisite right, power and authority to enter into this Agreement and to perform Generex and NuGenerex 's obligations hereunder and, to the Board's knowledge, Generex and NuGenerex are fully and lawfully empowered to grant the rights granted to BHSB herein.

6.2.2 This Agreement has been duly executed and delivered by Generex and NuGenerex, and is a legal, valid and binding obligation enforceable against Generex and NuGenerex in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights generally and equitable principles.

6.2.3 The execution, delivery and performance of this Agreement, and the rights granted to BHSB hereunder, do not conflict with, violate or breach any agreement to which Generex and NuGenerex or the Board is a party, and there are no agreements, assignments or encumbrances in existence to which Generex and NuGenerex or the Board is a party that are inconsistent with the provisions of this Agreement. Generex and NuGenerex and the Board have not granted, and will not grant, any license or other right which conflicts with any of the rights granted to BHSB under this Agreement.

6.2.4 To the knowledge of the members of the Board, neither Generex, NuGenerex nor the Board has received any written notice from any third party, including any Governmental Body, claiming any ownership interest in the Patent Rights or the Compounds (whether by inventorship, assignment or otherwise).

6.2.5 The execution and delivery by Generex and NuGenerex of this Agreement, and the performance by Generex and NuGenerex of the obligations under this Agreement, require no governmental or regulatory approvals to be obtained on the part of Generex and NuGenerex, or, if required, Generex and NuGenerex have obtained or will obtain such approvals. After execution hereof, Generex and NuGenerex will file this Agreement with the relevant Governmental Bodies in Malaysia; provided that Generex and NuGenerex will notify BHSB prior to filing of the identity of such Governmental Bodies.

6..26.2.6 To the knowledge of the members of the Board, Generex and NuGenerex have not knowingly failed to disclose to BHSB any material adverse facts regarding (a) communications to or from any pertinent Regulatory Authority with respect to the Compounds or Products; and/or (b) any adverse events or product recalls or withdrawals with respect to the Compounds or Products.

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7. REGULATORY MATTERS

7.1 Custom Controls

The Parties and its Affiliates shall comply with all applicable laws, rules and regulations of any relevant Governmental Body in the Territory in the exercise of their right and discharge of their responsibilities under this Agreement, including export laws, restrictions and regulations of any United States pertaining to the exports and imports regulations imposed by Malaysian government and Governments of related territory of my Compound, Product, Technical Information, material, technology or other information it obtains or learns pursuant to this Agreement in violation of any such laws, restrictions or regulations in the Territory.

8. INSURANCE

8.1 Insurance

The Parties will take the respective insurances need for their own commercial purposes.

9. TERM AND TERMINATION

9.1 Term

Stage 1 (Naked Vial) & 2 (Fill and Finish) - Distribution rights for the Territory and first rights of refusal basis for Australia, New Zealand and worldwide Halal markets.

Unless sooner terminated in accordance with this Agreement, the term of this Agreement shall commence on the Effective Date and shall continue, in the Territory, Distribution Rights (for 15 years).

Unless sooner terminated in accordance with this Agreement, the term of this Agreement applicable for Stage 3 shall commence on the Effective Date and shall continue, in the Territory, until the later of: (a) expiration of the last-to-expire patent within the Patent Rights in such country, or (b) the fifteenth (15th anniversary of the first Approved Sale of a Product in such country. Following such expiration, BHSB shall have a fully paid-up license for only the Territory that corresponds to the license granted to BHSB in this Agreement.

9.2 Termination

9.2.1 In the event that either Party breaches a material unde1iaking or obligation hereunder, the other Party shall have the right, without limitation of any other right it has under this Agreement on account of such breach, to terminate this Agreement on ninety (90) days (or, in the case of breach of an obligation to pay money, thirty (30) days) prior written notice specifying such breach and demanding its cure; provided, however, that if the alleged breaching Party shall cure such breach during such ninety (90) days (or thirty (30)-day, if applicable) period, then such notice of termination shall be null and void; otherwise, this

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Agreement shall be terminated on and after the expiration of said ninety (90)- day (or thirty (30)-day, if applicable) period.

9.2.2 This Agreement may be terminated at any time by a Party upon the filing or institution of winding-up, reorganization, liquidation or receivership proceedings by or against the other Party, or upon an assignment of a substantial portion of its assets for the benefit of creditors by such other Party; provided, however, that in the event of any involuntary bankruptcy or receivership proceeding, such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof.

9.2.3 At any time after eighteen (18) months following the Effective Date, this Agreement may be terminated in BHSB's sole discretion on sixty (60) days prior written notice to Generex and NuGenerex.

9.3 Survival

9.3.1 Expiration or termination of this Agreement whether in whole or in part, shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights and the legal and equitable remedies of the Parties accrued or accruing under this Agreement prior to expiration or termination, subject to the terms and conditions of this Agreement (including, for the avoidance of doubt, the right to enforce the terms and conditions set forth herein without terminating this Agreement, and further including any obligations of a Party that are expressly identified in this Agreement as surviving, or that by their nature or context logically survive, termination, relinquishment or expiration of this Agreement). Without limiting the foregoing sentence, the provisions of Article 1 (to the extent definitions are embodied in the following listed Articles and Sections of this Agreement) and Articles 5, 10 and 13, and Sections 6.1, 11.3, 14.5, 14.6, 14.9, 14.10 shall survive any expiration or termination of this Agreement. Except as set forth in this Article 11, upon termination or expiration of this Agreement all other rights, licenses and obligations of the Parties shall cease.

10. ASSIGNMENT

Neither Party shall have any right or ability to assign or transfer this Agreement or any obligations or benefit-under this Agreement (whether by operation of law or otherwise) without the written consent of the other Party (and any unauthorized purported assignment will be void). Any Change of Control of BHSB shall be deemed an assignment of this Agreement for purposes of this Section. Notwithstanding the foregoing BHSB may assign this Agreement, without the consent of Generex and NuGenerex, to an Non-Affiliate Acquiror in connection with the transfer or sale of all or substantially all of its assets or business to which this Agreement relates to such Non Affiliate Acquirer, or in the event of its merger or consolidation with, acquisition by, or sale to such a Non-Affiliate Acquirer; provided that such Non-Affiliate Acquirer (i) agrees in writing to be bound by the terms and conditions of this Agreement; (ii) has the financial and other resources to perform its obligations under this Agreement. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit

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of the Parties and the successors and permitted assigns of BHSB and/or Generex and NuGenerex.

11. NOTICES AND ADDRESSES

Delivery of Notices

Any written communication, notice, report or payment shall be deemed to be sufficiently given when delivered in person, or sent by confirmed facsimile, or two (2) days after being sent by internationally recognized overnight courier (e.g., FedEx, DHL, etc.), if addressed and sent to a Party at its address set forth below.

If to Generex and NuGenerex:

Company	Generex Biotechnology Corporatrion and/or NuGenerex Immuno-Oncology

Registered Official Address	10102 USA Today Way, Miramar, FL 33025
Personnel	Anthony Crisci (Chief Legal Office)
Email	acrisci@nugenerex.com

If to BHSB:

Company	Bintai Healthcare Sdn Bhd
Registered Official Address	3-2-8. Kompleks Kantonmen Prima No. 698, Jalan Ipoh
Name	Allan Sum (Chief Risk Officer)
Email	allan_sum@bintai.com.my

12. CHANGE OF ADDRESS

Either Party may change its mailing address for the purpose of this Agreement by giving the other Party notice of such change at least fifteen (15) days prior to the date upon which the change is to become effective.

13. MISCELLANEOUS

13.1 Entire Agreement

This Agreement constitutes the entire understanding between the Pa1ties with respect to the subject matter hereof, and except for the CDA, which shall continue in full force and effect with respect to any disclosures by a Paity made prior to the Effective Date, this Agreement shall supersede and replace all prior agreements, understandings, writings and discussions between the Parties relating to said subject matter.

13.2 Amendment; Waiver

This Agreement may be amended, and any of its terms or conditions may be waived, only by a written instrument executed by Generex, NuGenerex and BHSB or, in the case of a waiver, by the Party waiving compliance. The failure of either Generex or NuGenerex or BHSB at any time or times to require performance of any provision hereof shall in no manner affect its rights to enforce the same at a later time. No waiver

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by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or any other condition or term.

13.3 Titles; Captions

All titles and captions in this Agreement are for convenience only and shall not be interpreted as having any substantive meaning.

13.4 Independent Contractors

Except as set forth in Article 7, nothing in this Agreement authorizes BHSB or Generex or NuGenerex to act as agent for the other Party as to any matter. BHSB, Generex and NuGenerex are not Affiliates of one another; and their relationship is that of independent contractors. Nothing in this Agreement will be deemed to create an agency, joint venture, amalgamation, partnership, employment, franchise, fiduciary of s milar relationship between them.

13.5 Publicity and Disclosure

Except as set forth in Article 5 and as required by law for the USA or the Territory, neither Generex nor NuGenerex nor any of its Affiliates shall use the name of BHSB or any Affiliate or Sublicensee of BHSB, or any director, employee, officer, or representative of BHSB, in any advertising, press release, promotion or sales literature without the prior written approval of BHSB, which shall not be unreasonably withheld or delayed. Except as set forth in Article 5 and as required by law for the USA or the Territory, neither BHSB nor any of its Affiliates or Sublicensees shall use the name of Generex and NuGenerex or any Affiliate of Generex and NuGenerex, or any director, employee, officer, or representative of Generex and NuGenerex, in any adve1iising, press release, promotion or sales literature without the prior written approval of Generex and NuGenerex, which shall not be unreasonably withheld or delayed.

13.6 Use of Trademarks

BHSB and its Affiliates and Sublicensees may use any trademark(s) owned or Controlled by BHSB or any of its Affiliates or Sublicensees in connection with the Licensed Products to be made, used, sold, offered for sale, imp01ied or distributed in the Territory. Generex and NuGenerex shall have no ownership or other right in or to such trademark(s) of BHSB, its Affiliates or its Sublicensees.

13.7 Marking

All Licensed Products shall be marked with the patent numbers of issued patents within the Licensed Patent Rights that cover such Licensed Products, to the extent practicable and permitted by law in countries in which such markings have notice value against infringers of patents.

13.8 Severability

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If any provision of this Agreement is or becomes invalid, is ruled illegal by any court of competent jurisdiction or is deemed unenforceable under the cunent applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the Parties that, in lieu of each such provision, there shall be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic business objectives, as intended by the Parties, to such invalid, illegal or unenforceable provision, but which shall be valid, legal and enforceable.

13.9 Governing Law

This Agreement shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subject to the exclusive jurisdiction of the courts in Malaysia.

All disputes arising in connection with this Agreement which cannot be amicably settled between the Parties within 60 (sixty) days following the occunence of the dispute,-shall be shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subjected to the exclusive jurisdiction of the courts in Malaysia.

13.10 Counterparts

This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[The remainder of this page intentionally left blank]

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.., ,

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by and through their duly authorized representatives as of the Effective Date.

For and on behalf of
Generex Biotechnology Corporation
/s/ Jospeh Moscato
Name: Jospeh Moscato
Passport No:
Designation: President/CEO

Witnessed by

/s/ Michael Caridi
Name:Michael Caridi
Passport No:

For and and behalf of
NuGenerex Immuno-Oncology
/s/ Joseph Moscato
Name: Joseph Moscato
Passport No:
Designation: President/CEO

Witnessed by

/s/ Michael Caridi
Name: Michael Caridi
Passport No:

For and on behalf of
Bintai Healthcare Sdn Bhd
(Company No. 1384306-P)
/s/ Ku Chong Hong
Name: Ku Chong Hong
Designation: Director

Witnessed by

/s/ Ong Choon Lui
Name: Ong Choon Lui
Designation: Managing Directorr, Bintai Kindew Corporation BHD

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Exhibit A

LICENSED PATENT RIGHTS

Intellectual Property

Platform Patents. The foundational "Platform Patents" for Ii-Key technology focus on methods of increasing the antigen-specific activation of CD+4 T cells. This cell type is a critical component of the immune system, involved both in the recognition of new pathogenic agents as well as in autoimmune syndromes. The first technology platform (Ii-Key hybrid) relates to a means for increasing the vaccine potency of virtually any protein and while the second (Ii suppression) relates to generation of an effective cell-based vaccine (REH-2017-01, REH 2017-02).

T CELL EPITOPE CLUSTERS AND RELATED COMPOSITIONS USEFUL IN THE PREVENTION, DIAGNOSIS, AND TREATMENT OF COVID-19

Parties agree that Generex/NuGenerex shall at all aspects procure all documents, permits, consents and approvals for the full approval of the FDA for the said Vaccine.

[The remainder of this page intentionally left blank]

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NuGenerex Immuno-Oncology Announces Closing of a Licensing & Distribution Agreement with Bintai Kinden to Advance the Clinical Development & Commercialization of Ii-Key-SARS-CoV-2 Coronavirus Vaccine for Global Markets

•	Bintai Kinden Corporation Berhad (www.bintai.com.my), an investment holding company headquartered in Malaysia will fund the U.S. Clinical Trials for the Ii-Key-SARS-CoV-2 vaccine against COVID-19
•	NuGenerex Immuno-Oncology has received the upfront licensing fee of $2.625 million
•	Bintai obtains the exclusive license to distribute the Ii-Key-SARS-CoV-2 vaccine in Southeast Asia, including Malaysia, Vietnam, Indonesia, and the Philippines
•	Bintai receives an option with first right of refusal for distribution in Australia and New Zealand
•	Bintai will provide 100% funding for U.S. clinical development, manufacturing and commercial registration of Ii-Key- SARS-CoV-2 prophylactic vaccine against COVID-19 in international markets
•	Price set at $3 per dose for governments and $4.50 on commercial sales
•	Potential $1 billion in GNBT revenues for vaccine sales in Southeast Asia

MIRAMAR, Fla., Oct. 07, 2020 (GLOBE NEWSWIRE) -- NuGenerex Immuno-Oncology (NGIO), a subsidiary of Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) is pleased to announce the closing of a Licensing & Distribution Agreement with Bintai Kinden Corporation of Malaysia for the development and commercialization of the Ii-Key-SARS-CoV-2 coronavirus vaccine. Under the terms of the Agreement, Bintai will have an exclusive license to distribute the Ii-Key-SARS-CoV-2 vaccine in Southeast Asia, including Malaysia (pop. 32.4 million), Vietnam (pop. 95.5 million), Indonesia, (pop. 69.4 million) and the Philippines (pop. 106.7 million). Additionally, Bintai has been given an option, with right of first refusal for distribution in Australia (pop. 25.5 million) and New Zealand (pop. 4.8 million) using its extensive connections to secure contracts in the region.

In exchange for the license and distribution exclusivity, Bintai has paid an up-front licensing fee of $2.625 million and has committed to funding 100% of the commercial development costs for the Ii-Key-CoV-2 vaccine including laboratory and pre-clinical work, GMP manufacturing in the U.S., U.S. and global Phase I, Phase II, and Phase III clinical trials, and all clinical and regulatory work required for approval in each of the licensed Australasian countries.

NGIO will earn $3 per dose on sales to governments and $4.50 on commercial sales. Targeting a population of nearly 300 million people, the potential revenues for NGIO exceed $1 billion.

Generex CEO, Joseph Moscato said, “With the closing of this Licensing and Distribution Agreement, we have secured the funding to complete the clinical development and regulatory work we need for approval of the Ii-Key- SARS-CoV-2 vaccine. Under the terms of the final agreement, we will conduct our Ii-Key-SARS-CoV-2 vaccine clinical trials here in the United States, and the U.S. data will support regulatory filings and commercialization in Southeast Asia that includes nearly 300 million people. The agreement allows NGIO to maintain its full, global intellectual property and manufacturing rights, and provides Bintai with exclusive distribution rights in the region thereby leveraging both companies' strengths for a truly successful partnership that could be worth over $1 billion in licensing and royalty payments to NGIO and Generex, the parent company. Plus, with Bintai’s connections in Australia and New Zealand, we hope to expand our exclusive distribution agreement in these countries, which will bring additional licensing and royalty fees to NGIO and Generex.”

Mr. Moscato continued, “I would like to personally thank the Bintai organization for their belief in Generex and commitment to develop a safe, effective, and universal vaccine against SARS-CoV-2 for the benefit of the world. As we prepare to launch the clinical trial program for our Ii-Key-SARS-CoV-2 with a target date in early 2021, we are happy to announce plans to develop our vaccine for the benefit of the pediatric population – adolescents, children and infants – who have been neglected by other vaccine development efforts. Given the demonstrated safety profile of our other Ii-Key vaccines that has been recognized by the FDA, and upon advice from our KOL advisors, we believe that our Ii-Key peptide vaccine technology can fill the unmet medical need and offer a better approach to developing a COVID-19 vaccine that can be safely and confidently used not only in adults, but also in children. Especially on the safety front, we are confident that our highly specific and targeted Ii-Key-SARS-CoV-2 complete vaccine presents a superior alternative to the RNA and DNA vaccines that are delivered through gene therapy vectors and recombinant vaccine products that utilize the entire spike protein, which may elicit off target immune reactions and adverse antibody responses. We are extremely excited to deliver on the promise of our Ii-Key COVID-19 vaccine.”

Dr. Jonathan Davis, Chief of Newborn Medicine at Tufts Children’s Hospital and a Professor of Pediatrics at Tufts University School of Medicine in Boston who is leading the scientific and clinical advisory board for NuGenerex said, “Once safety is established in adults, it will be important to quickly initiate trials in children and pregnant women. Although children do not become critically ill as frequently as adults, they can still transmit the virus to other children and adults. If we want to fully reopen daycare settings and schools and get parents back to work, immunization of children should be a top priority.”

“Pregnant women who develop COVID-19 can also become quite ill, deliver prematurely, and/or transmit the virus to their newborn,” added Dr. Davis. “Since studies have shown this Ii-Key peptide technology to be safe and effective in adults with cancer, there is optimism that it will also be well tolerated in these vulnerable populations.”

About Generex Biotechnology Corp.
Generex Biotechnology is an integrated healthcare holding company with end-to-end solutions for patient centric care from rapid diagnosis through delivery of personalized therapies. Generex is building a new kind of healthcare company that extends beyond traditional models providing support to physicians in an MSO network, and ongoing relationships with patients to improve the patient experience and access to optimal care.

About NuGenerex Immuno-Oncology
NuGenerex Immuno-Oncology, a subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors for the treatment of cancer. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck’s Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program.

About Bintai Kinden
With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South-East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services.

Looking beyond today’s frontiers, Bintai Kinden is confident that it has the resources, technical expertise and progressive mindset to consolidate its position globally. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

References

1 Perez et al. Cancer Immunol Immunother (2013) 62: 1599-1608
2 Brown et al Breast Cancer Research and Treatment. 22 April 2020.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plan," "believes," "will," "achieve," "anticipate," "would," "should," "subject to" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contact:

Generex Biotechnology Corporation

Joseph Moscato
646-599-6222

Todd Falls
1-800-391-6755 Extension 222
investor@generex.com

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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